Exhibit 10.1

TRANSUNION HOLDING COMPANY, INC.

2012 MANAGEMENT EQUITY PLAN

(Effective April 30, 2012)

ARTICLE 1.

PURPOSE

The purpose of this TransUnion Holding Company, Inc. 2012 Management Equity Plan is to promote the success and enhance the value of TransUnion Holding Company, Inc., a Delaware corporation (“Parent”), by aligning the interests of Parent’s Employees and Independent Directors (both as defined below) with those of its stockholders and providing Employees with an incentive for outstanding performance to generate superior returns to Parent’s stockholders. The Plan (as defined below) is further intended to provide flexibility to Parent in its ability to motivate, attract and retain the services of Independent Directors and Employees upon whose judgment, interest and special effort the successful conduct of Parent’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Advent Investors” shall have the meaning assigned to it in the Stockholders’ Agreement.

2.3 “Affiliate” shall have the meaning assigned to it in the Stockholders’ Agreement.

2.4 “Award” shall mean an Option, Restricted Stock, Restricted Stock Units, a Performance Award, a Dividend Equivalent, Deferred Stock, a Stock Payment award or a Stock Appreciation Right, in each case as granted under the Plan.

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Board” shall mean the Board of Directors of Parent.

2.7 “Cause” shall have the meaning assigned to it in the applicable Program or Award Agreement.

2.8 “Change in Control” shall have the meaning assigned to it in the Stockholders’ Agreement; provided that if an event that constitutes a Change in Control would trigger payment under any Award that is subject to Section 409A of the Code, such event shall not trigger such payment unless such event also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5).

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

2.11 “Deferred Stock” shall mean a right to receive Shares awarded under Section 8.4.

2.12 “Director” shall mean a member of the Board, as constituted from time to time.

2.13 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.14 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.15 “Effective Date” shall mean April 30, 2012, the date on which the Plan was approved by the Board.

2.16 “Employee” shall mean any officer, executive or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of Parent or any of its Affiliates.

2.17 “Equity Restructuring” shall mean a nonreciprocal transaction between Parent and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of Parent) or the share price of Shares (or other securities) and causes a change in the per share value of the Shares subject to outstanding Awards.

2.18 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.19 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Shares are listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Shares are not listed on an established securities exchange, national market system or automated quotation system, but the Shares are regularly quoted by a recognized securities dealer, the Fair Market Value of a Share shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Shares are neither listed on an established securities exchange, national market system or automated quotation system, nor regularly quoted by a recognized securities dealer, then Fair Market Value shall be (i) the amount that a willing buyer would pay for a Share, and at which a willing seller would sell a Share, neither under any compulsion or duress and both with reasonable knowledge of the relevant facts, with no discount for lack of marketability, or voting rights, nor any premium for control, as set forth in the most recent appraisal available to the Administrator by a recognized investment banking or appraisal firm selected by the Administrator in good faith and in exercise of its reasonable discretion and performed in accordance with the provisions of this clause (i), or (ii) if such transaction is more recent than the most recently available appraisal, the price per share realized by Parent or a holder of Shares in a transaction involving the sale of equity securities to a Person who is not an Affiliate of Parent or such holder, as applicable, in a sufficient amount to allow the Administrator to determine whether or not such sale is between a willing buyer and a willing seller under the standards applicable under clause (i) above. The Administrator shall have an appraisal of the type referred to in clause (i) above performed at least annually.

2.20 “Good Reason” shall have the meaning assigned to it in the applicable Program or Award Agreement.

2.21 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of Parent or any Subsidiary corporation thereof.

2.22 “GS Investors” shall have the meaning assigned to it in the Stockholders’ Agreement.

2.23 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.24 “Independent Director” shall mean a director who (a) is not an employee of Parent, any Sponsor or any Other Stockholder, (b) is not an immediate family member of either an Other Stockholder or an executive of Parent or any Sponsor, (c) is not beneficiary of a trust that is an Other Stockholder, and (d) is designated to be an Independent Director by the Administrator or the Board. Following the Public Trading Date, it is intended that each Independent Director qualify as (x) a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, (y) an “outside director” for purposes of Section 162(m) of the Code and (z) an “independent director” under the rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, traded or quoted; the Administrator or Board shall consider these criteria when designating which directors are Independent Directors for purposes of this Plan.

2.25 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.26 “Option” shall mean a right to purchase Shares at a specified exercise price granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option.

2.27 “Other Stockholders” shall mean the holders of Shares on the Effective Date, other than the Sponsors.

2.28 “Participant” shall mean an Employee, Independent Director or other Service Provider approved by the Board who has been granted an Award.

2.29 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

2.30 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.31 “Person” shall have the meaning assigned to it in the Stockholders’ Agreement.

2.32 “Plan” shall mean this TransUnion Holding Company, Inc. 2012 Management Equity Plan, as it may be amended or restated from time to time and any sub-plans that may be adopted as part of this Plan under Section 4.5.

2.33 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan.

2.34 “Public Trading Date” shall mean the first date upon which Shares are listed (or approved for listing) upon notice of issuance on any established securities exchange or national market system, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.35 “Restricted Stock” shall mean Shares awarded under Article 7 that are subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.36 “Restricted Stock Units” shall mean the right to receive Shares awarded under Section 8.5.

2.37 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.38 “Service Provider” means a person for so long as he or she continues to be an Employee or Director of or consultant to Parent or any of its Affiliates.

2.39 “Shares” shall mean shares of the common stock of Parent, par value $0.01 per share.

2.40 “Sponsors” shall mean, collectively, the Advent Investors and the GS Investors.

2.41 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9.

2.42 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.43 “Stockholders’ Agreement” shall mean that certain Stockholders’ Agreement by and between Parent and certain management stockholders of Parent on April 30, 2012, as amended from time to time.

2.44 “Subsidiary” shall have the meaning assigned to it in the Stockholders’ Agreement.

2.45 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.46 “Termination of Service” shall mean the time when a Participant no longer is a Service Provider for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement (but excluding terminations in which a Participant simultaneously commences or remains in employment or service with Parent or any of its Affiliates as a Director or a consultant); provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the applicable Program or Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. A Participant’s service relationship to Parent shall be deemed to be terminated in the event that such Participant is employed by an Affiliate of Parent and the Affiliate employing such Participant ceases to remain an Affiliate of Parent.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 12.2 and Section 3.1(b), the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan is 8,250,000, of which an aggregate of (i) 8,000,000 Shares shall be allocated for issuances of Options to Employees (the “Initial Option Allocation”) and (ii) 250,000 Shares shall be allocated for issuances of Awards to Independent Directors.

(b) If any Shares covered by an Award are forfeited, cancelled or expire or such Award is settled for cash (in whole or in part), the Shares covered by such Award shall, to the extent of such forfeiture, cancellation, expiration or cash settlement, again be available for future grants of Awards under the Plan. In addition, any Shares that are (i) tendered by a Participant or withheld by Parent in payment of the exercise price of an Option; (ii) tendered by the Participant or withheld by Parent to satisfy any tax withholding obligation with respect to an Award; (iii) covered by a Stock Appreciation Right that are not issued in connection with the stock settlement of such Stock Appreciation Right; or (iv) repurchased by Parent under Section 7.4 at the same price paid by the Participant so that such shares are returned to Parent will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by Parent or any of its Affiliates or with which Parent or such Affiliate combines has shares available under a pre-existing plan approved by equityholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to Parent or a Subsidiary immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among Employees and Independent Directors, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Employee or Independent Director shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of Parent or any of its Affiliates, or shall interfere with or restrict in any way the rights of Parent or any of its Affiliates, which rights are hereby expressly reserved, to discharge such Participant at any time for any reason whatsoever, with or without Cause, and with or without notice, or to terminate or change all other terms and conditions of employment, except to the extent expressly provided otherwise in a written agreement between such Participant and Parent or any of its Affiliates.

4.5 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which Parent and its Affiliates operate or have Employees or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates of Parent shall be covered by the Plan; (b) determine which Employees and Independent Directors outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Employees and Independent Directors outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 or 4.1;

and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions, requirements or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to or in tandem with any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as, or at a different time from, the grant of such other Awards.

ARTICLE 5.

GRANTING OF OPTIONS

5.1 Granting of Options. The Administrator is authorized to grant Options to Participants from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of Parent or any “subsidiary corporation” of Parent (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan, and all other plans of Parent and any Subsidiary corporation thereof, exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per Share covered by each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such exercise price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be ten years from the date the Option is granted, or five years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which a Participant has the right to exercise any vested Options, which time period may not extend beyond the term of the Option and shall be set forth in the Award Agreement. Absent agreement with the affected Participant, the post-termination exercise period may not be less than (i) 12 months following a Termination of Service by reason of death or disability; (ii) 90 days following

Termination of Service by Parent or any of its Affiliates without Cause, by such Participant for Good Reason, or, other than for any Option (or portion thereof) that vests based on attainment of a performance condition, by such Participant without Good Reason; and (iii) the date of Termination of Service by Parent or any of its Affiliates for Cause, or for any Option (or portion thereof) that vests based on attainment of a performance condition, by such Participant without Good Reason. Except as limited by the preceding sentence or the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of a Participant, and may amend any other term or condition of such Option relating to such Termination of Service.

5.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests shall be set by the Administrator, and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with Parent or any of its Affiliates or any other criteria selected by the Administrator and set forth in the Award Agreement. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares covered by such Option may be less than the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares covered by the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were covered by the grant assumed or substituted for by Parent over (y) the aggregate exercise price of such shares.

5.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, unless specifically provided in an Award Agreement, an Option shall not be exercisable with respect to fractional shares. The Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to Parent, or such other Person designated by the Administrator, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, traded or quoted, or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 10.3 by any Person other than the Participant, appropriate proof of the right of such Person to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of Parent for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 10.1 and 10.2.

6.3 Notification Regarding Disposition. Any Participant who exercises an Incentive Stock Option shall give Parent prompt written or electronic notice of any disposition of Shares acquired on such exercise that occurs within (a) two years from the date of grant (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option or (b) one year after such exercise.

ARTICLE 7.

AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Employees and Independent Directors and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to such Restricted Stock, subject to the restrictions in the applicable Program or Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to such Restricted Stock shall be subject to the restrictions set forth in Section 7.3.

7.3 Restrictions. All Restricted Stock (including any shares received by Participants with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on a Participant’s duration of employment, directorship or consultancy with Parent, company performance, individual performance or other criteria selected by the Administrator. By action taken after any Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by a Participant for Restricted Stock, upon a Termination of Service, such Participant’s rights in Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to Parent and cancelled without consideration. If a price was paid by such Participant for such Restricted Stock, upon a Termination of Service, Parent shall have the right to repurchase from such Participant the Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by such Participant for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, Parent shall not have a right of repurchase.

7.5 Certificates for Restricted Stock. Restricted Stock may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing Restricted Stock must include an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and Parent may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

7.6 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to Parent promptly after filing such election with the Internal Revenue Service.

ARTICLE 8.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,

STOCK PAYMENTS AND RESTRICTED STOCK UNITS

8.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Employee. The value of Performance Awards may be linked to any one or more performance criteria as selected by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares or a combination of Shares and cash, as determined by the Administrator.

(b) Without limiting Section 8.1(a), the Administrator may grant Performance Awards to any Employee in the form of a cash bonus payable upon the attainment of such performance criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

8.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on Shares, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Employee or Independent Director. The number or value of Shares covered by any Stock Payment shall be determined by the Administrator and may be based upon one or more criteria, including service to or performance by Parent or any of its Affiliates, as determined by the Administrator. Shares covered by a Stock Payment that is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Participant who is a holder of a Stock Payment shall have no rights as a Parent stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares covered by such Stock Payment have been issued to such Participant. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to a Participant.

8.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Employee or Independent Director. The number of Shares covered by any Deferred Stock shall be determined by the Administrator and may be based on one or more criteria, including service to or performance by Parent or any of its Affiliates, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying Deferred Stock that is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Participant who is a holder of Deferred Stock shall have no rights as a Parent stockholder with respect to such Deferred Stock until such time as such Deferred Stock has vested and the Shares covered by such Deferred Stock have been issued to such Participant.

8.5 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Employee or Independent Director. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable and may specify such conditions to vesting as it deems appropriate, including performance criteria or service to Parent or any of its Affiliates, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit a Participant to elect, the conditions and dates upon which the Shares covered by Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which such Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units may be paid in cash, Shares or a combination of cash and Shares, as determined by the Administrator. On the distribution dates applicable to Restricted Stock Units, Parent shall issue to the applicable Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

8.6 Term. The term of each Performance Award, Dividend Equivalent, Deferred Stock, Stock Payment and/or Restricted Stock Unit shall be set by the Administrator in its sole discretion.

8.7 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, Shares distributed as a Stock Payment award or Shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Shares under any Awards granted under the Plan.

8.8 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Participant is a Service Provider. The Administrator, however, in its sole discretion may provide in the applicable Program or Award Agreement that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 9.

AWARD OF STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Employees and Independent Directors from time to time, in its sole discretion on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle a Participant to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from Parent an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 9.1(c), the exercise price per Share covered by each Stock Appreciation Right shall be set by the Administrator but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 9.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares covered by such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares covered by the Substitute Award over (ii) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were covered by the grant assumed or substituted for by Parent over (y) the aggregate exercise price of such shares.

9.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests shall be set by the Administrator in the applicable Program or Award Agreement, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with Parent or any of its Affiliates, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right that is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

9.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Administrator or such other Person designated by the Administrator, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other Person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 9.3 by any Person other than the Participant, appropriate proof of the right of such Person to exercise the Stock Appreciation Right.

9.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which a Participant has the right to exercise vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of a Participant, and may amend any other term or condition of such Stock Appreciation Right relating to such Termination of Service.

9.5 Payment. Amounts payable by Parent with respect to Stock Appreciation Rights pursuant to this Article 9 shall be paid in cash, Shares (based on their Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of cash and Shares, as determined by the Administrator.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares issuable pursuant to the exercise of the Award or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) following the Public Trading Date, delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to Parent in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to Parent upon settlement of such sale or (d) other form of legal consideration acceptable to the Administrator. Notwithstanding the foregoing, Participants may exercise any Options to purchase Shares issued from the Initial Option Allocation with payment by any of the methods specified in clauses (a) through (c) of the preceding sentence. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of Parent within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan or continue any extension of credit with respect to such payment with a loan from Parent or a loan arranged by Parent in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. Parent or any of its Affiliates shall have the authority and the right to deduct or withhold from any Award or any other compensation then payable by Parent or any of its employing Affiliates, or require a Participant to remit to Parent, an amount sufficient to satisfy federal, state, local and foreign taxes (including such Participant’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning such Participant arising as a result of the Plan. A Participant may elect to have Parent withhold Shares otherwise issuable under an Award (or to surrender Shares). The number of Shares that may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. Following the Public Trading Date, the Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, and the Shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be available to pay, perform, satisfy or discharge the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of a Participant, only such Participant may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO; after the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his or her personal representative or by any Person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer an Award, other than an Incentive Stock Option, to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 10.3(a), and subject to applicable laws regarding descent and distribution, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative or other Person claiming any rights of a Participant pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to such Participant, except to the extent the Plan or such Program or Award Agreement otherwise provides, and to any additional restrictions deemed necessary or appropriate by the Administrator. If a Participant is married and resides in a community property jurisdiction, a designation of a Person other than such Participant’s spouse as his or her beneficiary with respect to more than 50% of such Participant’s interest in the Award shall not be effective without the prior written or electronic consent of such Participant’s spouse. If no beneficiary has been designated or survives a Participant, payment shall be made to the Person entitled thereto pursuant to such Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to such Participant’s death.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, Parent shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange, national market or automated quotation system on which the Shares are listed, traded or quoted, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, traded or quoted. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require a Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award as may be imposed in the sole discretion of the Administrator for compliance with applicable laws and regulations.

(d) Unless otherwise specifically permitted under any Program or Award Agreement, no fractional Shares shall be issued, and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, Parent shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award, and instead such Shares shall be recorded in the books of Parent (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of any Program or Award Agreement, or to require a Participant to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by such Participant upon any receipt or exercise of an Award, or upon the receipt or resale of any Shares covered by such Award, must be paid to Parent and (ii) such Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited if (b)(i) a Termination of Service occurs prior to a specified date or (ii) such Participant has a Termination of Service for Cause.

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, following the Public Trading Date, the Committee shall consist solely of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, traded or quoted; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, each Program and each Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Participant with respect to the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 12.1. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters that under Rule 16b-3 under the Exchange Act or any successor rule, or following the Public Trading Date, Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, traded or quoted are required to be determined in the sole discretion of the Committee.

11.3 Action by the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of Parent or any of its Affiliates, Parent’s independent certified public accountants, or any executive compensation consultant or other professional retained by Parent to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Employees and Independent Directors to receive Awards;

(b) Determine the type or types of Awards to be granted to each Employee or Independent Director;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of Parent the authority to grant or amend Awards or to take other administrative actions pursuant to Article 11; provided, however, that in no event shall an officer of Parent be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of Parent (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of Parent’s stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may (a) except as provided in Section 12.2, increase the limits imposed in Sections 3.1 and 4.1 on the maximum number of shares that may be issued under the Plan or (b) expand the individuals who may receive awards under the Plan. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

12.2 Changes in Shares or Assets of Parent, Acquisition or Liquidation of Parent and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Parent assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 4.1 on the maximum number and kind of Shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) covered by outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per Share for any outstanding Awards under the Plan.

(b) In the event of a combination or exchange of shares, merger, consolidation or any unusual or nonrecurring transactions or events (including any Change in Control) affecting the Shares, Parent, any Affiliate of Parent or the financial statements of Parent or any of its Affiliates, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of an Award or by action taken prior to or in connection with the occurrence of such transaction or event, and either automatically or upon a Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of such Participant’s right at such time (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of such Participant’s rights, then such Award may be terminated by Parent without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable or fully vested.

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of Shares (or other securities or property) covered by outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards that may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b):

(i) The number and type of securities covered by each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 4.1 on the maximum number and kind of Shares that may be issued under the Plan. The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and Parent.

(d) Notwithstanding any other provision in the Plan, the Administrator may set forth the treatment of an Award on a Change in Control in the applicable Program or Award Agreement.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of Parent that are not inconsistent with the provisions of the Plan.

(f) No such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, any Program, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of Parent or the stockholders of Parent to make or authorize any adjustment, recapitalization, reorganization or other change in Parent’s capital structure or its business, any merger or consolidation of Parent, any issue of stock or options, warrants or rights to purchase stock or bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof, or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of Parent, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 12.2 that shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(i) In the event of any pending stock dividend, stock split, combination or exchange of Shares, merger, consolidation or other distribution (other than normal cash dividends) of Parent assets to stockholders, or any other change affecting the Shares or the share price of Shares including any Equity Restructuring, for reasons of administrative convenience, Parent in its sole discretion may refuse to permit the exercise of any Award during a period of ten business days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of Parent’s stockholders within 12 months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time that the Plan is approved by such stockholders; and provided further that if such approval has not been obtained at the end of such 12-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

12.4 No Stockholders Rights. Except as otherwise expressly provided in the Plan or any Award, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until such Participant becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that Parent establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for Parent or any of its Affiliates. Nothing in the Plan shall be construed to limit the right of Parent or any of its Affiliates: (a) to establish any other forms of incentives or compensation for Employees or Independent Directors or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose, including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise of the business, stock or assets of any Person.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange, national market system or automated quotation system on which the Shares are listed, traded or quoted, and to such approvals by any listing regulatory or governmental authority as may, in the opinion of counsel for Parent, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the Person acquiring such securities shall, if requested by Parent, provide such assurances and representations to Parent as Parent may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code, the Securities Act or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws principles thereof.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the applicable Program and Award Agreement shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and such Program and Award Agreement shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. Parent makes no representation or warranty regarding the tax treatment of any Award granted hereunder, and by accepting any Award, each Employee and Independent Director understands that tax consequences (including without limitation application of Code Section 409A) may arise on account of such Award.

12.11 No Rights to Awards. No Employee, Independent Director or other Person shall have any claim to be granted any Award pursuant to the Plan, and neither Parent nor the Administrator is obligated to treat Employees, Independent Directors, Participants or any other Persons uniformly.

12.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of Parent or any of its Affiliates.

12.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by Parent from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit or proceeding against him or her; provided (a) such claim, action, suit, or proceeding is not brought by, or on behalf of, such member in his or her capacity as a Participant and (b) he or she gives Parent an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to Parent’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that Parent may have to indemnify them or hold them harmless.

12.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of Parent or any of its Affiliates except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.15 Expenses. The expenses of administering the Plan shall be borne by Parent and its Subsidiaries.

12.16 Arbitration.

(a) Except as otherwise specially provided in the Plan or an Award Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with the Plan, including, without limitation, any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the American Arbitration Association (“AAA”). Either a Participant or Parent may initiate arbitration by notice to the other party (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of the arbitration shall be Chicago, Illinois. The arbitration shall be conducted by a single arbitrator appointed by such Participant from a list of at least five individuals who are independent and qualified to serve as an arbitrator submitted by Parent within 15 days after delivery of such Request for Arbitration. Such Participant will make such appointment within ten days after such Participant receives the list of qualified individuals from Parent. In the event Parent fails to send a list of at least five qualified individuals to serve as arbitrator to such Participant within such 15-day period, such Participant shall appoint such arbitrator within 25 days after delivery of such Request for Arbitration. In the event such Participant fails to appoint a person to serve as arbitrator from the list of at least five qualified individuals within ten days after its receipt of such list from Parent, Parent shall appoint one of the individuals from such list to serve as arbitrator within five days after the expiration of such ten day period. Any individual will be qualified to serve as an arbitrator if he or she shall be an individual who has no material business relationship, directly or indirectly, with any of the parties to the action and who has at least ten years of experience in the practice of law with experience in executive compensation matters. The arbitration shall commence within 30 days after the appointment of the arbitrator; the arbitration shall be completed within 60 days after such commencement; and the arbitrator’s award shall be made within 30 days following such completion. The parties may agree to extend the time limits specified in the foregoing sentence.

(b) The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Delaware without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing party. The arbitrator also has the authority to grant provisional remedies, including, without limitation, injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the parties an opportunity to present written submission and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including, without limitation, the courts of Cook County, Illinois. Notwithstanding the foregoing, Parent may seek injunctive relief, specific performance or other equitable remedies from a court of competent jurisdiction without first pursuing resolution of a dispute as provided above. Parent and each Participant under the Plan irrevocably submits to the nonexclusive jurisdiction and venue in the courts of the State of Illinois and the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non-conveniens. PARENT AND EACH PARTICIPANT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 12.16(a) OF THIS PLAN.

(c) The parties agree to maintain confidentiality as to all aspects of the arbitration, except as may be required by applicable law, regulations or court order, or to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including, without limitation, professional societies and organizations; provided that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

12.17 Compliance with California Securities Laws. Unless determined otherwise by the Administrator, prior to the Public Trading Date, the Plan is intended to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. Appendix I to the Plan sets forth the requirements under Section 25102(o) of the California Corporations Code and the regulations issued thereunder and is incorporated herein by reference. If any of the provisions contained in the Plan or any Program or Award Agreement are inconsistent with such requirements or Appendix I, such provisions shall be deemed null and void. The invalidity of any provision of the Plan or any Program or Award Agreement shall not affect the validity or enforceability of any other provision of the Plan or such Program or Award Agreement, which shall remain in full force and effect.

* * * * *

I hereby certify that the foregoing Plan was first duly adopted by the Board of Directors of TransUnion Holding Company, Inc. on                         , 2012.

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I hereby certify that the foregoing Plan was first approved by the stockholders of TransUnion Holding Company, Inc. on                         , 2012.

Executed on this      day of                         , 2012.

Corporate Secretary

APPENDIX I

TO

TRANSUNION HOLDING COMPANY, INC.

2012 MANAGEMENT EQUITY PLAN

California State Securities Law Compliance

Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Administrator, the provisions set forth in this Appendix shall apply to all Awards granted to residents of California prior to the Public Trading Date under the TransUnion Holding Company, Inc. 2012 Management Equity Plan (the “Plan”) that are intended to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. This Appendix shall be of no further force and effect on or after the Public Trading Date. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

The purpose of this Appendix is to set forth those provisions of the Plan necessary to comply with Section 25102(o) of the California Corporations Code and the regulations issued thereunder. If any of the provisions contained in this Appendix are inconsistent with such requirements, such provisions shall be deemed amended to the extent necessary to be consistent with such requirements. The invalidity of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix, which shall remain in full force and effect.

References to Articles and Sections set forth in this Appendix are to those Articles and Sections of the Plan.

1.1 Term of Awards. The term of each Award shall be no more than ten years from the date of grant thereof.

2.1 Exercisability Following Termination.

(a) Termination Other Than Death or Disability. If a Participant has a Termination of Service for any reason other than by reason of such Participant’s death or disability, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent that such Award is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than 30 days (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three months following the Participant’s Termination of Service for any reason other than death or disability (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement).

(b) Death. If a Participant has a Termination of Service as a result of the Participant’s death, such Participant’s Award may be exercised within such period of time as is specified in the Award Agreement: provided, however, that prior to the Public Trading Date, such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), by such Participant’s estate or by a person who acquires the right to exercise such Award by bequest or inheritance, but only to the extent that such Award is vested on the date of death. In the absence of a specified time in the Award Agreement, such Award shall remain exercisable for 12 months following such Participant’s Termination of Service for death (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement).

(c) Disability of Participant. If a Participant has a Termination of Service as a result of such Participant’s disability, such Participant may exercise his or her Award within such period of time as is specified in the Award Agreement to the extent such Award is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than six months (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Award shall remain exercisable for 12 months following such Participant’s Termination of Service for disability (but in no event later than the expiration of the term of the Award as set forth in the Award Agreement).

(d) Misconduct of Participant. Notwithstanding the foregoing, an Award Agreement may provide that the Award shall terminate immediately and cease to remain outstanding if a Participant has a Termination of Service for Cause.

3.1 Transferability. Prior to the Public Trading Date, no Award shall be assigned, transferred or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or, with respect to Awards other than Incentive Stock Options, as permitted by Rule 701 of the Securities Act.

4.1 Limitation on Number of Shares. Prior to the Public Trading Date and to the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, at no time shall the total number of Shares issuable under the Plan and any Shares provided for under any bonus or similar plan or agreement of Parent exceed 30% of the then-outstanding Shares, as calculated pursuant to Section 260.140.45 of Title 10 of the California Code of Regulations (or any successor regulation), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding securities of Parent entitled to vote. The number of Shares that may be issued or transferred pursuant to Awards under the Plan shall be reduced to the extent necessary to comply with this provision.

5.1 Adjustments. Notwithstanding Article 12 of the Plan, in the event of an Equity Restructuring that constitutes a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the issuer’s equity securities without the receipt of consideration by the issuer, of or on Shares, the Administrator shall proportionately adjust the number and type of securities covered by each outstanding Award and the exercise price or grant price thereof, if applicable.

6.1 Amendment of Plan to Conform to California Code of Regulations. Subject to Article 13 of the Plan, the Administrator may delegate to a committee of one or more members of the Board or one or more officers of Parent the authority to amend the Plan to the extent required to conform the Plan to any amendment to the California Code of Regulations adopted following the Effective Date resulting in the elimination of any requirements under such regulations that are applicable to the Plan or the application of less restrictive requirements under such regulations to the Plan.